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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 1999

                           Healthcare Recoveries, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                                     0-22585
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                            (Commission File Number)

                                   61-1141758
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                      (IRS Employer Identification Number)

                   1400 Watterson Tower, Louisville, Kentucky
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                 40218 (Address of principal executive offices)

       Registrant's telephone number, including area code: (502) 454-1340
                                                           --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                                        Exhibit Index Located on Page:  5
                                                                      ------
                                                Total Number of Pages:  33
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Item 2.           Acquisition.

         Healthcare Recoveries, Inc., a Delaware corporation ("HRI"), acquired the assets and certain of the liabilities of Subro-Audit, Inc., a Wisconsin corporation, ("SAI"), and O'Donnell Leasing Co., LLP, a Wisconsin limited liability partnership ("ODL") in an asset acquisition (the "Asset Purchase") on January 25, 1999. The Asset Purchase was consummated in accordance with the terms of that certain asset purchase agreement (the "Asset Purchase Agreement"), dated January 3, 1999 among HRI, SAI, ODL, and Kevin M. O'Donnell and Leah Lampone, individual residents of the State of Wisconsin, and the amendment dated January 25, 1999 (the "Amendment") by the parties to the Asset Purchase Agreement.

Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits.

     (a)          Financial Statements of Business Acquired.

                  The following audited Financial Statements of SAI and ODL (collectively, "Subro"), together with an independent auditors report thereon and the notes thereto, are included in Exhibit 99.3.

                  (i)    Combined Balanced Sheets as of December 31, 1997 and
                         1996.

                  (ii) Combined Statements of Income for the years ended December 31, 1997 and 1996.

                  (iii) Combined Statements of Changes in Owners' Equity for the years ended December 31, 1997 and 1996.

                  (iv) Combined Statements of Cash Flow for the years ended December 31, 1997 and 1996.

                  (v)    Notes to Financial Statements.

                  The following unaudited Financial Statements of Subro, together with an independent auditors review report thereon and the notes thereto, are included in Exhibit 99.3.

                  (i) Condensed Combined Balance Sheets as of September 30, 1998 and December 31, 1997.

                  (ii) Condensed Combined Statements of Income for the nine month periods ended September 30, 1998 and 1997.

                  (iii) Condensed Combined Statements of Cash Flows for the nine month periods ended September 30, 1998 and 1997.



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                  (iv)   Notes to Condensed Combined Financial Statements.

       (b)        Pro Forma Financial Information.


                  The unaudited pro forma condensed balance sheet of HRI and Subro (collectively the "Combined Entities") as of September 30, 1998, is presented assuming the acquisition had occurred on September 30, 1998. The unaudited pro forma condensed statements of income of the Combined Entities for the nine-month period ended September 30, 1998 and for the year ended December 31, 1997, present the results of operations of the Combined Entities assuming the acquisition and related transactions had occurred on January 1, 1997. All material adjustments required in reflecting the acquisition and related transactions are set forth in the "Pro Forma Adjustments" column. The pro forma adjustments are based on preliminary assumptions of the allocation of the purchase price and are subject to substantial revision once appraisals, evaluations and other studies of the fair value of Subro's assets and liabilities are completed. Actual purchase accounting adjustments may differ from the pro forma adjustments presented herein.

                  The unaudited pro forma condensed financial statements should be read in conjunction with the historical financial statements of HRI and Subro. The pro forma data is for informational purposes only and may not necessarily reflect future results of operations and financial position or what the results of operations or financial position would have been had HRI and Subro merged at January 1, 1997 or September 30, 1998, respectively.

                  The following unaudited Pro Forma Financial Information of the Registrant, together with the notes thereto, are included in
                  Exhibit 99.4.

                  (i) Unaudited Pro Forma Condensed Balance Sheet of the Registrant at September 30, 1998.

                  (ii) Unaudited Pro Forma Condensed Statement of Income for the nine month period ended September 30, 1998.

                  (iii) Unaudited Pro Forma Condensed Statement of Income for the year ended December 31, 1997.

                  (iv) Notes to Unaudited Pro Forma Condensed Financial Statements.

         (c)      Exhibits.

Exhibit No.
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2.1*     Asset Purchase Agreement by and among Healthcare Recoveries, Inc.,
         Subro-Audit, Inc., O'Donnell Leasing Co., LLP, Kevin M. O'Donnell and Leah Lampone, dated as of January 3, 1999. The Exhibits and Disclosure Letters which are referenced in the table of contents and elsewhere in the Asset Purchase Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

2.2* Amendment to Asset Purchase Agreement by and among Healthcare Recoveries, Inc., Subro-Audit, Inc., O'Donnell Leasing Co., LLP, Kevin
         M. O'Donnell and Leah Lampone, dated as of January 25, 1999. The Exhibits which are referenced in the Amendment to the Asset Purchase Agreement are hereby incorporated by reference. Such Exhibits have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

23.1     Consent of PricewaterhouseCoopers LLP.

99.1*    Text of Press Release of Healthcare Recoveries, Inc., dated January 4,
         1999.

99.2* Text of Press Release of Healthcare Recoveries, Inc., dated January 25, 1999.

99.3 Financial Statements of Subro-Audit, Inc. and O'Donnell Leasing Co., LLP, as described in Item 7(a) of this 8-K/A.

99.4     Pro Forma Combined Financial Information of Registrant, as described in
         Item 7(b) of this 8-K/A.

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         *  Previously filed.


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                                   Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: April 7, 1999



                                    HEALTHCARE RECOVERIES, INC.



                                    By: /s/ Douglas R. Sharps
                                       -----------------------------------------
                                       Douglas R. Sharps
                                       Executive Vice President -- Finance and
                                       Administration, Chief  Financial Officer,
                                       and Secretary


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                                  EXHIBIT INDEX

Exhibit                                                                         Page No.
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
2.1*     Asset Purchase Agreement by and among Healthcare Recoveries, Inc.,
         Subro-Audit, Inc., O'Donnell Leasing Co., LLP, Kevin M. O'Donnell and
         Leah Lampone, dated as of January 3, 1999. The Exhibits and Disclosure
         Letters which are referenced in the table of contents and elsewhere in the Asset Purchase Agreement are hereby incorporated by reference. Such
         Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

2.2*     Amendment to Asset Purchase Agreement by and among Healthcare
         Recoveries, Inc., Subro-Audit, Inc., O'Donnell Leasing Co., LLP, Kevin
         M. O'Donnell and Leah Lampone, dated as of January 25, 1999. The
         Exhibits which are referenced in the Amendment to the Asset Purchase
         Agreement are hereby incorporated by reference. Such Exhibits have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

23.1     Consent of PricewaterhouseCoopers LLP.

99.1*    Text of Press Release of Healthcare Recoveries, Inc., dated January 4,
         1999.

99.2*    Text of Press Release of Healthcare Recoveries, Inc., dated January 25,
         1999.

99.3     Financial Statements of Subro-Audit, Inc. and O'Donnell Leasing Co.,
         LLP, as described in Item 7(a) of this 8-K/A.

99.4     Pro Forma Combined Financial Information of Registrant, as described in
         Item 7(b) of this 8-K/A.

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         *  Previously filed.







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